EXHIBIT 10.4

SCHEDULE A TO EXHIBIT 10.3

The following individuals entered into Director Retirement Agreements with The Ohio Valley Bank Company identified below which are identical to the Director Retirement Agreement, dated December 28, 2007, between Jeffrey E. Smith and The Ohio Valley Bank Company incorporated herein by reference to Exhibit 10.3 to Ohio Valley’s Annual Report on Form 10-K for fiscal year ending December 31, 2007 (SEC File No. 0-20914), except that persons noted with an * will receive payments for only 120 months rather than 240 months based on their having served as directors of the Ohio Valley Bank Company for 10 years or less.

Date of
Name                                                                           Director Retirement Agreement
Anna P. Barnitz                                                             December 28, 2007
Steven B. Chapman                                                       December 28, 2007
Robert E. Daniel*                                                          December 28, 2007
Harold A. Howe                                                            December 28, 2007
Brent A. Saunders                                                         October 16, 2007
David W. Thomas                                                          June 17, 2008
Roger D. Williams                                                          October 16, 2007
Lannes C. Williamson                                                     December 28, 2007
Thomas E. Wiseman                                                       December 28, 2007